S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

November 15, 1996

Dear Shareholder,

The net asset value of each of your shares of Salomon Brothers High Income Fund Inc (the "Fund") on September 30, 1996 was $14.56, up from $14.07 per share on June 30, 1996. This represents a 6.3% net asset value return for the quarter (assuming reinvestment of dividends in additional shares of the Fund), as compared with an increase of 4.1% for the Salomon Brothers High-Yield Market Index.

U.S. high-yield investments accounted for approximately 82% of total investments at September 30, 1996. The balance of the portfolio was principally invested in emerging markets debt.


U.S. HIGH-YIELD BONDS

As mentioned above, the Salomon Brothers High-Yield Market Index gained 4.1% during the September quarter. The high-yield market performed very well, especially given the volatility in both the U.S. Treasury and equity markets. High-yield market spreads to comparable U.S. Treasuries narrowed by roughly 30 basis points during the quarter.

The market's rally was fueled by strong cash flows into high-yield mutual funds and improving credit quality among issuers. Flows into high-yield mutual funds are currently at a record setting pace this year. Credit fundamentals have been improving due to a stronger-than-expected economy, and default rates for corporate bonds remain well below historical averages.

The Fund benefited from its overweighting in deferred interest bonds and single B-rated issues, which outperformed the market index during the quarter by roughly 300 and 100 basis points, respectively. In addition, performance was enhanced by a heavy allocation to the consumer products sector. The Fund's exposure to gaming and telecommunications companies has been reduced, in recognition of both increased competition in these industries and tighter spreads. The Fund's investment in energy companies has been increased, in view of the stong financial performance in this sector.


EMERGING MARKETS

The Salomon Brothers Brady Bond Index jumped 10.4% in the quarter ended September 30, 1996. This outstanding performance was driven by good fundamental news from several key emerging market countries. Mexico continued to demonstrate its ability to access the capital markets by issuing $1 billion in 30-year global bonds in September. Brazil's Senate approved a plan to permit the government to buy back its Brady bonds in the open market. In addition, strong performances were recorded in Ecuador, Peru and Russia holdings during the quarter.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

In an effort to provide more timely information concerning the Fund, shareholders may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 am to 6:00 pm EST for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as the Fund's current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund. For information concerning your Salomon Brothers High Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.


                                                      Cordially,





                                                      MICHAEL S. HYLAND
                                                      Chairman and President

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Statement of Investments  September 30,
1996 (unaudited)

 Principal
  Amount                                                                                          Value
   (000)      Corporate Bonds-- 80.9%                                                           (Note 2)
---------------------------------------------------------------------------------------------------------
              BASIC INDUSTRIES - 12.2%
    $  750    AES Corp., 10.25%, 7/15/06 ................................................     $   789,375
     1,000    Algoma Steel Inc., 12.375%, 7/15/05 .......................................       1,045,000
     1,000    Americold Corp., 12.875%, 5/01/08 .........................................       1,037,500
     1,000    Berry Plastics, 12.25%, 4/15/04 ...........................................       1,080,000
       500    Crown Paper Company, 11.00%, 9/01/05 ......................................         493,750
       500    Florida Coast Paper, LLC, 12.75%, 6/01/03# ................................         538,750
       500    Harris Chemical, 10.25%, 7/15/01 ..........................................         510,000
              NL Industries, Zero Coupon until 10/15/98
     1,250        (13.00% thereafter), 10/15/05 .........................................       1,053,125
     1,000    Repap Wisconsin, 9.875%, 5/01/06 ..........................................         980,000
     1,000    Valcor Inc., 9.625%, 11/01/03. ............................................         905,000
                                                                                              -----------
                                                                                                8,432,500
                                                                                              -----------
              CONSUMER CYCLICALS -- 5.1%
     1,000    Finlay Fine Jewelry, 10.625%, 5/01/03 .....................................       1,012,500
     1,000    Guitar Center Management, 11.00%, 7/01/06# ................................       1,047,500
       500    Hills Stores, 12.50%, 7/01/03 .............................................         450,000
     1,000    Specialty Retailer, 11.00%, 8/15/03 .......................................       1,025,000
                                                                                              -----------
                                                                                                3,535,000
                                                                                              -----------
              CONSUMER NON-CYCLICALS -- 26.7%
     1,000    Big V Supermarkets, 11.00%, 2/15/04 .......................................         965,000
     1,000    Borg-Warner Security Corp., 9.125%, 5/01/03 ...............................         960,000
     1,000    Carr-Gottstein Foods, 12.00%, 11/15/05 ....................................       1,057,500
       750    Dade International Inc., 11.125%, 5/01/06# ................................         802,500
       500    Ekco Group Inc., 9.25%, 4/01/06 ...........................................         480,000
     1,000    Harvey Casinos Resorts, 10.625%, 6/01/06 ..................................       1,045,000
     1,000    Hines Horticulture, 11.75%, 10/15/05 ......................................       1,055,000
       500    Hollywood Casino, 12.75%, 11/01/03 ........................................         495,000
              International Semi-Tech, Zero Coupon until 8/15/00
     2,000        (11.50% thereafter), 8/15/03 ..........................................       1,215,000
       500    Iron Mountain Inc., 10.125%, 10/01/06 .....................................         509,375
       325    Muzak Limited Partnership, 10.00%, 10/01/03 ...............................         327,031
     1,000    Norcal Waste Systems, 12.75%, 11/15/05* ...................................       1,085,000
       500    Paracelsus Healthcare, 10.00%, 8/15/06 ....................................         512,500
       500    Penn Traffic Co., 9.625%, 4/15/05 .........................................         337,500
       500    Pierce Leahy Corp., 11.125%, 7/15/06# .....................................         531,250

---------------------------------------------------------------------------------------------------------
                       See accompanying  notes to financial statements.


                                                                                                   Page 1


S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

September 30, 1996 (unaudited)

 Principal
  Amount                                                                                          Value
   (000)      Corporate Bonds (continued)                                                       (Note 2)
---------------------------------------------------------------------------------------------------------
    $1,000    Remington Product Co. LLC, 11.00%, 5/15/06# ...............................     $ 1,015,000
     1,000    Samsonite Corp., 11.125%, 7/15/05 .........................................       1,060,000
     1,000    Selmer Co. Inc., 11.00%, 5/15/05 ..........................................       1,050,000
       500    Smiths Food & Drug, 11.25%, 5/15/07 .......................................         531,250
     1,000    Specialty Foods, 11.125%, 10/01/02 ........................................         930,000
       500    Stroh Brewery, 11.10%, 7/01/06 ............................................         520,000
     1,000    Telex Communications, Inc., 12.00%, 7/15/04 ...............................       1,077,500
       500    Trump Atlantic City Associates, 11.25%, 5/01/06 ...........................         492,500
       500    Twin Laboratories Inc., 10.25%, 5/15/06# ..................................         502,500
                                                                                              -----------
                                                                                               18,556,406
                                                                                              -----------
              ENERGY -- 4.1%
       750    Benton Oil & Gas, 11.625%, 5/01/03 ........................................         811,875
       500    Chesapeake Energy Corporation, 9.125%, 4/15/06 ............................         496,250
     1,000    Cliffs Drilling, 10.25%, 5/15/03 ..........................................       1,040,000
       500    Flores & Rucks, 9.75%, 10/01/06 ...........................................         506,875
                                                                                              -----------
                                                                                                2,855,000
                                                                                              -----------
              FINANCIAL -- 1.5%
      500     Airplanes Pass Through Trust, 10.875%, 3/15/19 ............................         541,250
      500     First Nationwide Bank, 10.625%, 10/01/03# .................................         523,750
                                                                                              -----------
                                                                                                1,065,000
                                                                                              -----------
              INDUSTRIAL/MANUFACTURING -- 10.7%
    1,000     Alvey Systems, 11.375%, 1/31/03 ...........................................       1,050,000
    1,000     Clark-Schwebel Inc., 10.50%, 4/15/06 ......................................       1,045,000
    1,000     Exide Electronics Group, 11.50%, 3/15/06 ..................................       1,045,000
    1,150     Foamex, 11.875%, 10/01/04 .................................................       1,213,250
    1,000     Jordan Industries, 10.375%, 8/01/03 .......................................         965,000
1,000 Units   Terex Corporation, 13.75%, 5/15/02#,(A) ...................................       1,055,000
    1,171     Venture Holdings Trust, 9.75%, 4/01/04 ....................................       1,018,770
                                                                                              -----------
                                                                                                7,392,020
                                                                                              -----------
              MEDIA/TELECOMMUNICATIONS -- 19.2%
       750    Adelphia Communications, 12.50%, 5/15/02 ..................................         791,250
     1,000    Cablevision Systems Corp., 10.50%, 5/15/16 ................................       1,015,000
              CS Wireless Systems, Inc., Zero Coupon until 3/01/01
  500 Units       (11.375% thereafter), 3/01/06#,(B) ....................................       1,032,500


---------------------------------------------------------------------------------------------------------
                       See accompanying  notes to financial statements.



S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

September 30, 1996 (unaudited)

 Principal
  Amount                                                                                          Value
   (000)      Corporate Bonds (concluded)                                                       (Note 2)
---------------------------------------------------------------------------------------------------------
              Diamond Cable Co., Zero Coupon until 12/15/00
    $2,000        (11.75% thereafter), 12/15/05 .........................................     $ 1,290,000
     3,000    Hollinger Inc., Zero Coupon Convertible Bond, 10/05/13 ....................       1,008,750
              In Flight Phone, Zero Coupon until 5/15/98
     1,500        (14.00% thereafter), 5/15/02 ..........................................         510,000
              Intelcom Group Inc., Zero Coupon until 9/15/00
     1,500        (13.50% thereafter), 9/15/05 ..........................................         986,250
              International Cabletel Inc., Zero Coupon until 2/01/01
     1,300        (11.50% thereafter), 2/01/06 ..........................................         780,000
              Marcus Cable Co., Zero Coupon until 6/15/00
     1,750        (14.25% thereafter), 12/15/05 .........................................       1,190,000
              People's Choice TV Corp., Zero Coupon until 6/01/00
2,000 Units       (13.125% thereafter), 6/01/04(C) ......................................       1,238,000
     1,000    SFX Broadcasting, 10.75%, 5/15/06 .........................................       1,040,000
     1,500    United International Holdings, Zero Coupon, 11/15/99 ......................       1,050,000
       500    Western Wireless Corp., 10.50%, 6/01/03 ...................................         507,500
              Winstar Communications, Zero Coupon until 10/15/00
     1,000        (14.00% thereafter), 10/15/05 .........................................         550,000
              Winstar Communications, Convertible Bond, Zero Coupon until 10/15/00
       500        (14.00% thereafter), 10/15/05# ........................................         302,500
                                                                                              -----------
                                                                                               13,291,750
                                                                                              -----------
               TRANSPORTATION -- 1.4%
     1,000     Petro PSC Properties, 12.50%, 6/01/02 ....................................         990,000
                                                                                              -----------
               Total Corporate Bonds (cost $54,931,942) .................................      56,117,676
                                                                                              -----------

               Sovereign Bonds -- 13.2%
---------------------------------------------------------------------------------------------------------
     1,470    Republic of Argentina, FRB, 6.625%, 3/31/05* ..............................       1,232,963
       825    Federal Republic of Brazil, C Bond, 8.00%, 4/15/14** ......................         583,639
     1,250    Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09* ..............       1,017,187
       500    Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24* .........         254,375
     1,300    Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10 ......................       1,001,000
     2,652    Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*, ** ........................       1,359,285
     1,750    United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                  (including 1,750,000 rights) ..........................................       1,214,063
     2,000    Republic of Panama, IRB, 3.50%, 7/17/14* ..................................       1,260,000
     1,500    Republic of Venezuela, FLIRB, Series B, 6.50%, 3/31/07* ...................       1,265,625
                                                                                              -----------

              Total Sovereign Bonds (cost $7,904,134) ...................................       9,188,137
                                                                                              -----------
---------------------------------------------------------------------------------------------------------
                       See accompanying  notes to financial statements.

                                                                                                   Page 3

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Statement of  Investments  (concluded)
September 30, 1996 (unaudited)

 Principal
  Amount                                                                                                      Value
   (000)            Loan Participation-- 2.6%                                                               (Note 2)
---------------------------------------------------------------------------------------------------------------------

                    Kingdom of Morocco, Tranche A, 6.4375%, 1/01/09*
    $2,250               (Morgan Guaranty Trust Company of New York)+ (cost $1,399,166) ................. $ 1,771,875
                                                                                                          -----------

                    Warrants++ -- .2%
---------------------------------------------------------------------------------------------------------------------
                    Berry Plastics (Exercise price of $18.797 per share expiring on 4/15/04. Each warrant
  750 Warrants         exercisable for 1.13237 shares of common stock.) .................................      33,765
                    Exide Electronics Group (Exercise price of $13.475 per share expiring on 3/15/06.
1,000 Warrants         Each warrant exercisable  for 5.15 shares of common stock.) ......................      30,000
                    In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02. Each warrant
2,500 Warrants         exercisable for one share of common stock.) ......................................           0
                    Petro PSC Properties (Exercise price of $0 expiring on 7/01/97. Warrants are
1,000 Warrants         exchangeable for $55,380 principal amount of Notes or an equivalent number
                       of shares.) ......................................................................      36,000
                    United International Holdings (Exercise price of $15 per share expiring on 11/15/99.
2,875 Warrants         Each warrant exercisable for 4.535 shares of common stock.) ......................      63,250
                                                                                                          -----------
                    Total Warrants (cost $108,830)                                                            163,015
                                                                                                          -----------

                    Repurchase Agreement -- 1.7%
---------------------------------------------------------------------------------------------------------------------
                    Union Bank of Switzerland, 5.72%, cost $1,187,000, dated 9/30/96, $1,187,189 due
                       10/01/96, (collateralized by $1,183,000 U.S. Treasury Notes, 6.125%, due 5/15/98,
    $1,187             valued at $1,211,096) ............................................................   1,187,000
                                                                                                          -----------
                    Total Investments-- 98.6%  (cost $65,531,072) .......................................  68,427,703
                                                                                                          -----------
                    Cash and Other Assets in Excess of Liabilities-- 1.4% ...............................     944,573
                                                                                                          -----------
                    Net Assets -- 100.0%
                    (equivalent to $14.56 per share on 4,765,750 common shares outstanding) ............. $69,372,276
                                                                                                          ===========
---------------------------------------------------------------------------------------------------------------------

  *   Rate shown reflects current rate on instrument with variable rate or step coupon rates.
 **   Payment-in-kind security for which part of the income earned is capitalized as additional principal.
  #   Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(A)   Each unit is comprised of a $1,000 par Senior Discount Note due 5/15/02.
(B)   Each unit is comprised of four $1,000 par Notes and 1.1 shares of common stock.
(C)   Each unit is comprised of a $1,000 par Senior Discount Note due 6/01/04 and a warrant to purchase 1.427 shares of common stock.
  +   Participation interest was acquired through the financial institution indicated parenthetically.
 ++   Non-income producing security.
      FLIRB -- Front-Loaded Interest Reduction Bond.
      FRB -- Floating Rate Bond.
      IRB -- Interest Reduction Bond.
      NMB -- New Money Bond.
      PDI -- Past Due Interest.

                       See accompanying notes to financial statements.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Statement  of Assets and  Liabilities
September 30, 1996 (unaudited)

Assets
Investments, at value (cost-- $65,531,072) .................................................. $68,427,703
Cash ........................................................................................     157,831
Interest receivable .........................................................................   1,736,654
Unamortized organization expenses ...........................................................      32,226
Prepaid expenses ............................................................................       1,850
                                                                                              -----------
            Total assets ....................................................................  70,356,264
                                                                                              -----------

Liabilities
Payable for investments purchased ...........................................................     831,250
Accrued audit and tax return preparation fees ...............................................      48,625
Management fee payable to SBAM (Note 3) .....................................................      38,980
Accrued printing expense ....................................................................      23,808
Accrued legal fee ...........................................................................      19,481
Other accrued expenses ......................................................................      21,844
                                                                                              -----------
            Total liabilities ...............................................................     983,988
                                                                                              -----------

Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares; 4,765,750 shares outstanding) .       4,766
Additional paid-in capital ..................................................................  66,049,965
Undistributed net investment income .........................................................     152,762
Accumulated net realized gain on investments ................................................     268,152
Net unrealized appreciation on investments ..................................................   2,896,631
                                                                                              -----------
            Net assets ...................................................................... $69,372,276
                                                                                              -----------

Net Asset Value Per Share ($69,372,276 d/b 4,765,750 shares) ................................      $14.56
                                                                                              -----------






----------------------------------------------------------------------------------------------------------
                       See accompanying  notes to financial statements.

                                                                                                    Page 5

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Statement of Operations
For the Nine Months Ended September 30, 1996 (unaudited)

Income
     Interest (includes discount accretion of $1,585,688) ...................................           $ 6,062,408

Expenses

     Management fee ...............................................................  $348,428

     Audit and tax return preparation services ....................................    37,842

     Transfer Agent ...............................................................    37,757

     Directors' fees and expenses .................................................    36,314

     Legal ........................................................................    33,657

     Printing .....................................................................    25,652

     Amortization of deferred organization costs...................................    18,246

     Custodian.....................................................................    13,757

     Other ........................................................................    15,960                567,613
                                                                                     --------            -----------
     Net investment income.........................................................                        5,494,795
                                                                                                         -----------



Net Realized and Unrealized Gain

     Net Realized Gain on Investments........................................................              2,495,710

     Change in Net Unrealized Appreciation on Investments....................................              2,339,748
                                                                                                         -----------
     Net realized gain and change in net unrealized appreciation ............................              4,835,458
                                                                                                         -----------
     Net Increase in Net Assets from Operations..............................................            $10,330,253
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
                       See accompanying  notes to financial statements.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets

                                                                                       Nine Months
                                                                                          Ended
                                                                                      September 30,     Year Ended
                                                                                          1996         December 31,
                                                                                       (unaudited)         1995
-------------------------------------------------------------------------------------------------------------------
Operations
     Net investment income ...........................................................  $ 5,494,795     $ 7,169,795
     Net realized gain (loss) on investments .........................................    2,495,710      (2,227,558)
     Change in net unrealized appreciation ...........................................    2,339,748       5,513,516
                                                                                        -----------     -----------
     Net increase in net assets from operations ......................................   10,330,253      10,455,753
                                                                                        -----------     -----------

Dividends

     From net investment income ......................................................   (5,342,033)     (7,202,554)
     From net realized gain ..........................................................           --        (317,263)
                                                                                        -----------     -----------
     Net decrease in net assets from dividends .......................................   (5,342,033)     (7,519,817)
                                                                                        -----------     -----------

Capital Share Transactions

     Proceeds from shares issued in reinvestment of dividends
            (31,778 and 49,559 shares issued) ........................................      453,280         650,559
                                                                                        -----------     -----------
     Total increase in net assets ....................................................    5,441,500       3,586,495

Net Assets

     Beginning of period .............................................................   63,930,776      60,344,281
                                                                                        -----------     -----------
     End of period (includes undistributed net investment income of $152,762 and $0,
             respectively) ...........................................................  $69,372,276     $63,930,776
                                                                                        -----------     -----------


-------------------------------------------------------------------------------------------------------------------
                       See accompanying  notes to financial statements.

                                                                                                             Page 7

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements
(unaudited)

Note 1. Organization

Salomon Brothers High Income Fund Inc (the "Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 29, 1993. The Salomon Brothers High Income Fund Inc seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note  2.  Significant  Accounting  Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination and (ii) at the bid price if there were no sales price on such date. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

(unaudited)

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. As of December 31, 1995, undistributed net investment income was decreased by $93,401, accumulated net realized loss on investments was decreased by $113,803 and paid-in capital was decreased by $20,402. Net investment income, net realized gain/(loss) on investments, the change in net unrealized appreciation on investments and net assets were not affected by these reclassifications.

(e) UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management Fee and Other Transactions

The Fund has retained SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator of the Fund subject to supervision by the Board of Directors of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager and administrator.

The Fund pays each Director not affiliated with SBAM a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded)
(unaudited)

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the nine months ended September 30, 1996, aggregated $58,943,623 and $59,305,275, respectively. The federal income tax cost basis of the Fund's investments at September 30, 1996 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $4,021,564 and $1,124,933, respectively, resulting in net unrealized appreciation for federal income tax purposes of $2,896,631.

At December 31, 1995, the Fund had a net capital loss carryover of approximately $2,056,000 which will be available through December 31, 2003 to offset future net realized capital gains to the extent provided by federal income tax regulations.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends  Subsequent to September 30, 1996

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on October 31, 1996 to shareholders of record on October 16, 1996.

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on November 29, 1996 to shareholders of record on November 13, 1996.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Financial Highlights


Data for a share of capital stock outstanding throughout the period:

                                                   Nine Months
                                                      Ended
                                                  September 30,   Year Ended      Year Ended     Period Ended
                                                      1996       December 31,    December 31,    December 31,
                                                   (unaudited)       1995            1994            1993*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........        $13.50        $12.88          $15.59          $13.95
                                                      ------        ------          ------          ------
Net investment income.........................          1.16          1.52            1.38            1.18

Net gain/(loss) on securities (both realized
   and unrealized)............................          1.02           .70           (2.32)           1.94
                                                      ------        ------          ------          ------
Total from investment operations..............          2.18          2.22           (0.94)           3.12
                                                      ------        ------          ------          ------
Less distributions

   Dividends from net investment income.......         (1.12)        (1.53)          (1.39)          (1.16)

   Dividends from net realized gains..........           --           (.07)          (0.38)          (0.23)
                                                      ------        ------          ------          ------
Total distributions. .........................         (1.12)        (1.60)          (1.77)          (1.39)
                                                      ------        ------          ------          ------
Offering costs on issuance of common stock....           --            --              --            (0.09)
                                                      ------        ------          ------          ------
Net asset value, end of period................        $14.56        $13.50          $12.88          $15.59
                                                      ------        ------          ------          ------
Per share market value, end of period.........        $15.25        $14.125         $12.875         $15.875
                                                      ------        ------          ------          ------
Total investment return based on market
   price per share**..........................        16.78%        23.83%          (8.04%)         25.10%#

Ratios/supplemental data:

   Net assets, end of period (000)............       $69,372       $63,931         $60,344         $72,495

   Ratio of expenses to average net assets....         1.14%(a)      1.22%           1.13%           1.09%(a)

   Ratio of net investment income to average
     net assets...............................        11.01%(a)     11.68%           9.91%           8.64%(a)

   Portfolio turnover rate....................        90.92%        128.2%           76.6%           49.6%

-------------------------------------------------------------------------------------------------------------

  * For the period January 29, 1993 (commencement of investment operations) through December 31, 1993.
 ** For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the
    Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
  # Return calculated based on beginning of period price of $13.95 (initial offering price of $15.00 less sales load of $1.05) and end of period market value of $15.875 per share. The calculated return has not been annualized.
(a) Annualized.

                       See accompanying  notes to financial statements.

                                                                                                      Page 11

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited):

                                                                              Net Realized Gain
                                                                             (Loss) & Change in
                                                                               Net Unrealized
                                                        Net Investment          Appreciation
                                                            Income             (Depreciation)
                                                      ------------------    -------------------
Quarters Ended(a)                                      Total   Per Share     Total    Per Share
-----------------------------------------------------------------------------------------------
March 31, 1994 .....................................  $1,589     $ .34      $(5,201)   $ (1.12)
June 30, 1994. .....................................   1,578       .33       (1,684)      (.35)
September 30, 1994 .................................   1,620       .35         (302)      (.07)
December 31, 1994 ..................................   1,702       .36       (3,666)      (.78)
March 31, 1995 .....................................   1,829       .39       (1,529)      (.33)
June 30, 1995. .....................................   1,789       .38        2,747        .59
September 30, 1995 .................................   1,746       .37          877        .19
December 31, 1995. .................................   1,806       .38        1,191        .25
March 31, 1996 .....................................   1,854       .39        1,617        .34
June 30, 1996.......................................   1,838       .39          903        .19
September 30, 1996..................................   1,803       .38        2,315        .49

----------------------------------------------------------------------------------------------

(a) Totals expressed in thousands of dollars except per share amounts.











                      See accompanying notes to financial statements.

S A L O M O N    B R O T H E R S    H I G H   I N C O M E   F U N D   I N C

(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK
      Chairman and Chief
      Executive Officer, Salomon
      Brothers Asset Management Inc

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc

ALLAN C. HAMILTON
      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      Chairman and President;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of Commercial
      Law, and formerly Dean, The Fletcher
      School of Law & Diplomacy
      Tufts University

Officers

MICHAEL S. HYLAND
      Chairman and President

PETER J. WILBY
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

TANA E. TSELEPIS
      Secretary

JENNIFER G. MUZZEY
     Assistant Secretary



(right column)

Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York 10048

TELEPHONE
      1-800-725-6666

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

(left column)

    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005




                       ---------------------

                             BULK RATE
                            U.S. POSTAGE
                               PAID
                         STATEN ISLAND, NY
                             PERMIT No.
                               169

                       ---------------------

(right column)

                 Salomon Brothers
                 High Income Fund Inc




                 Interim Report
                 SEPTEMBER 30, 1996









                 -----------------------------------------
                        Salomon Brothers Asset Management
                        ---------------------------------------------